UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey ___________________________ (State or other jurisdiction of incorporation)	001-33841 _____________________________ (Commission File Number)	20-8579133 ___________________________ (IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 31, 2012, the Company announced that Bob Wason, Senior Vice President and General Counsel, will retire as of October 31, 2013. In the transition period, Mr. Wason will serve as Senior Advisor to the Executive Management Team.

(c) On October 31, 2012, the Company announced that Danny Shepherd (61), formerly Executive Vice President – Construction Materials, has been appointed Executive Vice President and Chief Operating Officer. The information regarding Mr. Shepherd required by Items 401(b), (d) and (e) of Regulation S-K are hereby incorporated by reference from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2012. A press release regarding the leadership appointments is attached.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: November 2, 2012	By:	/s/ Michael R. Mills
Michael R. Mills